UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

On March 20, 2009, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “March 20 Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report that the Company and Vicis Capital Master Fund (“Vicis”) had entered into an informal agreement on March 16, 2009 with respect to the purchase (the “Purchase”) by Vicis of 400 shares (the “Shares”) of the Company’s Series I Convertible Preferred Stock, par value $0.001 per share (“Series I Preferred Stock”) and a warrant (the “Warrant”) to acquire 45,000,000 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”) for an aggregate cash purchase price of $4,000,000.  The Company disclosed that it anticipated that it would subsequently enter into definitive written agreements with Vicis in connection with the Purchase.  On March 31, 2009, the Company and Vicis entered into such definitive written agreements.  The Company is filing this Current Report on Form 8-K with the SEC to set forth the terms of the definitive written agreements.

Item 1.01  Entry into a Material Definitive Agreement.

On March 31, 2009, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Vicis formalizing the Purchase.  As disclosed in the March 20 Form 8-K, the Company received the $4,000,000 purchase price payment on March 16, 2009.  The Shares and Warrant were issued upon execution of the Agreement.

In connection with the Agreement, the Company and Vicis also entered into a warrant agreement setting forth the terms of the Warrant (the “Warrant Agreement”) and a registration rights agreement granting Vicis certain “piggyback” registration rights with respect to the shares of Class A Common Stock or other Company securities into which the Shares and Warrant may be converted (the “Registration Rights Agreement”).

As disclosed in the March 20 Form 8-K, Vicis owns 1,650 shares of Series I Preferred Stock.  In addition, Vicis owns 1,200 shares of the Company’s Series G Convertible Preferred Stock and 400 Shares of the Company’s Series H Convertible Preferred Stock.  Vicis also holds approximately 88% of the Company’s issued and outstanding Class A Common Stock.  In addition, Vicis owns warrants to acquire 400,000 shares of the Company’s Class A Common Stock at an exercise price of $1.25 per share and, as a result of these transactions, warrants to acquire 298,125,000 shares of the Company’s Class A Common Stock exercisable at a current exercise price of $0.375 per share.

The foregoing disclosure is qualified in its entirety by reference to the Agreement, Warrant Agreement and Registration Rights Agreement filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated herein by reference.  The Shares and Warrant referenced in Item 1.01 were offered and sold to Vicis in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The Company based such reliance on certain representations made by Vicis to the Company including that Vicis is an accredited investor as defined in Rule 501 of Regulation D.

Shares of Series I Preferred Stock have rights and preferences senior to certain other classes and series of the Company’s capital stock.  Each Share has a stated value of $10,000 (“Stated Value”) and is convertible at any time, at the option of the holder, into that number of shares of Class A Common Stock equal to the Stated Value divided by $5.00 (the “Conversion Price”).  The Conversion Price is subject to adjustment for certain events (e.g., stock splits, combinations, dividends, distributions, reclassifications, merger or other corporate change and dilutive issuances).  In addition, if on November 7, 2009 the then-in-effect Conversion Price is less than the then-current market price of the Company’s Class A Common Stock (“Current Market Price”), then the Conversion Price shall be reduced to such Current Market Price (provided that the Current Market Price shall never be less than $0.01).

The Warrant is exercisable for five years at an exercise price of $0.375 per share, subject to adjustment for certain events (e.g., stock splits, combinations, dividends, distributions, reclassifications, merger or other corporate change and dilutive issuances), and has a cashless exercise feature.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2009, Mr. Jason Post, age 34, the Company’s Vice President of Corporate Finance and Secretary, was appointed the Company’s Principal Accounting Officer.  Mr. Post joined the Company in March of 2008 as Manager of Finance and was promoted to Vice President of Corporate Finance in January of 2009.  Prior to joining the Company, Mr. Post was an external auditor for Deloitte & Touche, LLP.  While at Deloitte, he gained specialized knowledge and experience in the area Sarbanes Oxley compliance and developmental stage enterprises.  Mr. Post received a B.S. in Accountancy from the University of South Florida and holds an active Florida CPA license and the American Institute of Certified Fraud Examiner’s CFE designation.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Stock Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.

10.2	Warrant Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.

10.3	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.

FORWARD LOOKING STATEMENTS

Information contained in this report, other than historical information, is considered to be “forward-looking statements” that are subject to risks and uncertainties.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions.  One should not place undue reliance on these forward-looking statements.  The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance, taking into account information currently available to the Company.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the Securities and Exchange Commission, not all of which are known to the Company.  The Company will update this forward-looking information only to the extent required under applicable securities laws.  Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2009

THE AMACORE GROUP, INC.

By:	/s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Stock Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.

10.2	Warrant Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.

10.3	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated March 31, 2009.